POSITRON CORPORATION
                             NOTE PURCHASE AGREEMENT

     THIS  NOTE PURCHASE AGREEMENT (the "Agreement") is made as of May 21, 2004,
                                         ---------
by  and  between  Positron Corporation, a Texas corporation (the "Company"), and
                                                                  -------
IMAGIN  Diagnostic  Centres,  Inc., an Ontario, Canada corporation ("Investor").
                                                                     --------
All  numbers  expressed herein as "$" or "dollars" are in United States dollars.


                                R E C I T A L S:
                                ---------------


     WHEREAS, the Company desires to issue Secured Convertible Promissory Notes in the aggregate principal amount of $700,000, subject to the terms and conditions set forth in this Agreement.

     WHEREAS,  the  Investor  desires  to  purchase  the  Secured  Convertible
Promissory Notes, subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the respective undertakings, covenants and agreements of the parties set forth herein, the parties hereby agree as follows:

     SECTION 1  PURCHASE AND SALE OF THE NOTE.

     1.1  Issuance  of  the  Notes.  The Company has authorized the issuance and
          ------------------------
sale to the Investor of, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Investor the have agreed to purchase, the Company's Secured Convertible Promissory Notes (individually, a "Note" and collectively, the "Notes"), in the
                                    ----                         -----
original aggregate principal amount of $700,000. Each Note shall be substantially in the form set forth in Exhibit A hereto.
                                              ----------

     1.2  Closing.  The  Company  agrees to issue and sell to the Investor, and,
          -------
subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Investor agrees to purchase, the Notes for the aggregate purchase price of $700,000. Such purchase and sale shall take place
(a)  at  the  initial closing (the "First Closing") to be held at the offices of
                                    -------------
the Company, 1304 Langham Creek Drive, #300, Houston, Texas 77084 on May 21, 2004, at 10:00 A.M. (the "First Closing Date"), or on such other dates and at
                             ------------------
such times as may be mutually agreed upon and (b) at a second closing (the "Second Closing") to be held at the offices of the Company, 1304 Langham Creek
 ---------------
Drive,  #300,  Houston,  Texas 77084 on May 28, 2004, at 10:00 A.M. (the "Second
                                                                          ------
Closing  Date"),  or  on  such  other dates and at such times as may be mutually
-------------
agreed upon. At the First Closing, the Company will issue a Note, dated the First Closing Date, payable to the order of Investor, in the principal amount of $400,000 in exchange for cash. At the Second Closing, the Company will issue a Note, dated the Second Closing Date, payable to the order of Investor, in the principal amount of $300,000 in exchange for cash. The First Closing and the Second Closing shall be referred to individually and collectively hereinafter as the "Closing".
      -------

     1.3  Payments  and  Endorsements.  Payments  of  principal,  interest  and
          ---------------------------
premium, if any, on the Notes, shall be made directly by wire transfer or by checks duly mailed or delivered to the Investor at addresses specified in the Note without any presentment or notation of payment, except that prior to any transfer of any Note, the holder of record shall endorse on such Note a record of the date to which interest has been paid and all payments made on account of principal of such Note.

     1.4  Payment  on  Non-Business Days.  Whenever any payment to be made shall
          ------------------------------
be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest due.

     1.5  Registration, etc.  The Company shall maintain at its principal office
          -----------------
a register of the Notes and shall record therein the name and address of the registered holder of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless made on such register for the registered holder or his executors or administrators or his or their duly appointed attorney, upon surrender therefor for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note or Notes, shall be registered on the date of execution thereof by the Company and shall be dated the date to which interest has been paid on such Note or Notes. The registered holder of a Note shall be that Person in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to the principal, premium, if any, and interest evidenced by such Note free from all equities or rights of set-off or counterclaim among the Company and the transferor of such registered holder or any previous registered holder of such Note.

     1.6  Limitations  on  Transferability.  The  Investor  covenants that in no
          --------------------------------
event will it dispose of any Note or any shares of capital stock into which such
Note  is convertible unless and until Investor shall have complied with Sections
4.7 and 4.8 hereof and (a) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company and the Company's counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken.

     1.7  Replacement  of  Notes.  Upon  receipt of evidence satisfactory to the
          ----------------------
Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated

Note;  provided,  however, if any Note of which an Investor, its nominee, or any
       --------   -------
of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the
                                                                  ----------
registered  holder's  written  agreement  to  indemnify  the  Company.

     1.8  Conversion  of  Notes.  All or any portion of the principal amounts of
          ---------------------
the Notes, may be converted at the option of the Investor, into shares of Series C Preferred Stock (as defined herein) at a conversion price and on such terms as are provided in the Notes.

     SECTION 2  DEFINITIONS.

     For purposes of this Agreement the following terms shall have the following meanings:

     2.1 "ARTICLES" shall mean the Company's Articles of Incorporation, as amended, as of the First Closing, and including the Series A Statement, Series C Statement and Series D Statement thereto.

     2.2 "BUSINESS DAY" shall mean a day other than Saturday, Sunday or a public holiday under the laws of the State of Texas.

     2.3  "COMMISSION"  shall  mean  the  Securities  and  Exchange  Commission.

     2.4 "COMMON STOCK" shall mean the Common Stock of the Company, par value $0.01 per share.

     2.5 "EQUIPMENT PURCHASE AGREEMENT" shall mean the Equipment Purchase Agreement dated as of the First Closing by and between the Company and Investor.

     2.6 "FINANCIAL STATEMENTS" shall mean the Company's (a) audited balance sheet as of March 31, 2004 and (b) audited statement of operations, shareholders' equity and cash flows for the twelve months and year ended March 31, 2004.

     2.7 "GAAP" shall mean United States generally accepted accounting principles.

     2.8 "INDEBTEDNESS" shall mean all obligations, contingent and otherwise, which should, in accordance with GAAP consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting

Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

     2.9 "INTELLECTUAL PROPERTY" shall mean patents, patent applications, trademarks, service marks, mask works, trade names, copyrights, trade secrets, information, proprietary rights and processes.

     2.10 "LOAN AGREEMENT" shall mean the Loan Agreement dated as of the First Closing by and between the Company and Investor providing for borrowing by the Company of up to $1,300,000.

     2.11 "MATERIAL ADVERSE EVENT" shall mean any change, event or effect that is materially adverse to the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that the following shall not be taken into account in determining a "Material Adverse Event": (a) any
                                               ----------------------
adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect the Company in a materially disproportionate manner, and (b) any adverse change, event or effect that is directly attributable to conditions affecting the Company's industry generally, unless such conditions adversely affect the Company in a materially disproportionate manner.

     2.12 "PERSON" shall mean an individual, corporation, partnership, joint venture, limited liability company, trust, or unincorporated organization, or a government or any agency or political subdivision thereof, or any other entity or business form.

     2.13 "PREFERRED STOCK" shall mean the Company's Series A Preferred Stock, Series C Preferred and Series D Preferred Stock.

     2.14 "PREPAYMENT" shall mean any payment of any Indebtedness prior to the scheduled date of payment therefor.

     2.15 "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated as of the First Closing by and between the Company and the Investor in the form attached hereto as Exhibit B.
                                               ----------

     2.16 "SCHEDULE OF EXCEPTIONS" shall mean the schedule of exceptions to the representations and warranties of the Company in Section 3. The Schedule of Exceptions is attached as Schedule 1 hereto.
                              -----------

     2.17 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

     2.18 "SECURITY AGREEMENT" shall mean the Security Agreement dated as of the First Closing by and between the Company and the Investor in the Form attached hereto as Exhibit C.
            ----------

     2.19 "SERIES A PREFERRED STOCK" shall mean the Series A Preferred Stock of the Company, par value $1.00 per share.

     2.20 "SERIES A STATEMENT" shall mean the Statement of Designation Establishing Series A 8% Cumulative Convertible Redeemable Preferred Stock of Position Corporation, filed with the Texas Secretary of State on February 29, 1996.

     2.21 "SERIES C PREFERRED STOCK" shall mean the Series C Preferred Stock of the Company, par value $1.00 per share.

     2.22 "SERIES C STATEMENT" shall mean the Statement of Designation Establishing Series C Preferred Stock of Positron Corporation, filed with the Texas Secretary of State on May 21, 2004.

     2.23 "SERIES D PREFERRED STOCK" shall mean the Series D Preferred Stock of the Company, par value $1.00 per share.

     2.24 "SERIES D STATEMENT" shall mean the Statement of Designation Establishing Series D Preferred Stock of Positron Corporation, filed with the Texas Secretary of State on May 21, 2004.

     2.25 "SUBSIDIARY" shall mean any corporation, partnership or other entity, more than 50% of whose equity interests (measured by virtue of voting rights) in the aggregate is owned by the Company.

     2.26 "TAX" or "TAXES" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall, profits, environmental, customs, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other similar tax, governmental fee, governmental assessment or governmental charge of any kind whatsoever, including any interest, penalties or additions or additional amounts with respect to the foregoing.

     2.27 "TRANSACTIONAL AGREEMENTS" shall mean this Agreement, the Notes, the Security Agreement, and the Registration Rights Agreement.

     2.28 "VOTING AGREEMENT" shall mean the Voting Agreement dated as of the First Closing by and between the Company and Investor in the form attached hereto as Exhibit D.
            ----------

     2.29 "WARRANTS" shall mean the outstanding warrants of the Company immediately prior to the date of this Agreement, exercisable for an aggregate of 25,120,000 shares of the Company's Common Stock.

     SECTION 3  REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.

     Except as set forth in the Schedule of Exceptions (as noted herein), the Company hereby represents and warrants to the Investor that:

     3.1  Corporate  Organization  and  Authority.  The  Company:
          ---------------------------------------

          3.1.1 is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of Texas;

          3.1.2 has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted;

          3.1.3 has made available to the Investor or their counsel a copy of the minute books of the Company, and said copies are true, correct, and complete and contain all amendments and all minutes of meetings and actions taken by the shareholders and directors of the Company through the date of this Agreement.

     3.2  Capitalization.  The  authorized  capital  of the Company consists of:
          --------------

          3.2.1     Preferred  Stock.  10,000,000  shares  of  Preferred  Stock,
                    ----------------
$1.00 par value, of which: (i) 5,450,000 shares are designated as Series A Preferred Stock, 510,219 shares of which are issued and outstanding prior to the First Closing; (ii) 840,000 shares are designated as Series C Preferred Stock, no shares of which are issued or outstanding prior to the First Closing; and
(iii) 1,560,000 shares are designated as Series D Preferred Stock, no shares of which are issued or outstanding prior to the First Closing;

          3.2.2     Common  Stock.  100,000,000 shares of Common Stock, of which
                    -------------
53,245,959 shares are issued and outstanding prior to the First Closing (including treasury shares);

          3.2.3     Other  Securities.  Except  as  set forth on Schedule 3.8 of
                    -----------------                            ------------
the Schedule of Exceptions, the Company has reserved: (a) 840,000 shares of Series C Preferred Stock for issuance upon conversion of the Notes; (b) 1,560,000 shares of Series D Preferred Stock for issuance upon conversion of the notes issued by the Company to Investor pursuant to the Loan Agreement; (c) 510,219 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock; (d) subject to stockholder approval, 42,000,000 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock; (e) subject to stockholder approval, 62,400,000 shares of Common Stock for issuance upon conversion of the Series D Preferred Stock; (f) 6,100,000 shares of Common Stock for issuance upon exercise of the Warrants; and (g) an aggregate of 1,746,654 shares of Common Stock for issuance under the Company's 1999 Employee Stock Option Plan, 1999 Non-Employee Directors' Stock Option Plan, 1999 Stock Bonus Incentive Plan and 1999 Employee Stock Purchase Plan (collectively the "Plans"), prior to the First Closing. Except as set forth above, in Schedule
                                                                        --------
3.8  of  the  Schedule  of  Exceptions, and in the Articles and the Registration
---
Rights Agreement, there are no outstanding (and no commitments to issue) rights of first refusal, preemptive rights or other rights, warrants, options, stock appreciation rights, phantom stock rights, conversion privileges, subscriptions, or other rights or agreements, either directly or indirectly, to purchase or otherwise acquire, sell or issue any equity securities of the Company.

          3.2.4     The  outstanding  shares of Preferred Stock and Common Stock
(i) are all duly and validly authorized and issued, fully paid and non-assessable and (ii) were issued in compliance with all applicable state and federal securities laws.

     3.3  Subsidiaries.  The  Company  does  not  presently own, have any equity
          ------------
interest or investment in, or control, directly or indirectly, any other corporation, partnership or entity. The Company is not a participant in any joint venture or partnership.

     3.4  Financial  Statements;  Liabilities.
          -----------------------------------

          3.4.1     Financial Statements.  The Financial Statements are accurate
                    --------------------
and complete in all material respects, consistent with the books and records of the Company (which are accurate and complete in all material respects) and have been prepared in accordance with GAAP consistently applied. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates and for the periods indicated therein.

          3.4.2     Liabilities.  As  of  the  date  hereof,  the Company has no
                    -----------
material liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, whether known or unknown, and whether due or to become due, regardless of when asserted, including, but not limited to, liabilities on account of taxes, other governmental charges or lawsuits, other than liabilities incurred since the incorporation of the Company in the ordinary course of business and properly reflected in the Financial Statements. The Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.

     3.5  Corporate  Power.  Except as set forth on Schedule 3.5 of the Schedule
          ----------------                          ------------
of Exceptions, the Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver the Transactional
Agreements, to sell and issue the Notes hereunder, to issue the Series C Preferred Stock upon conversion of the Notes, subject to stockholder approval (as set forth in Section 7.1 hereof), to issue the Common Stock issuable upon conversion of the Series C Preferred Stock, and to carry out and perform its obligations under the terms of the Transactional Agreements.

     3.6  Authorization.  Except as set forth on Schedule 3.6 of the Schedule of
          -------------                          ------------
Exceptions, all corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution, delivery, and performance of all obligations under the Transactional Agreements, and for the authorization, issuance, and delivery of the Notes, of the Series C Preferred Stock issuable upon conversion of the Notes, and of the Common Stock issuable upon conversion of the Series C Preferred Stock has been taken. The Transactional Agreements constitute legally binding and valid obligations of the Company enforceable in accordance with their respective terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights and laws concerning equitable remedies.

     3.7  Validity  of  Shares.  The  Series  C  Preferred  Stock  issuable upon
          --------------------
conversion of the Notes has been duly and validly reserved and, assuming such Series C Preferred Stock is issued in accordance with the Articles and the terms of this Agreement, will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws) and non-assessable and will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed thereon under this Agreement, the Notes, or the Registration Rights Agreement. Subject to stockholder approval, as set forth in Section 7.1 hereof, the Common Stock issuable upon conversion of the Series C Preferred Stock has been duly and validly reserved and, assuming such Common Stock is issued in accordance with the Articles, will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws) and non-assessable and will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed thereon by the holders; provided, however, that the Series C Preferred Stock (and the Common Stock issuable upon conversion thereof) shall be subject to restrictions on transfer under state and/or federal securities laws. Except as set forth on
Schedule  3.7  of  the Schedule of Exceptions, the Notes, the Series C Preferred
-------------
Stock issuable upon conversion of the Notes and the Common Stock issuable upon conversion of the Series C Preferred Stock are not subject to any preemptive or other similar statutory or contractual rights and will not conflict with any provisions of any agreement or instrument to which the Company is a party or by which it is bound.

     3.8  Litigation.  Except  as  set  forth on Schedule 3.8 of the Schedule of
          ----------                             ------------
Exceptions, there is no action, proceeding, or investigation pending or, to the Company's knowledge, threatened by or against the Company, or any of its employees, officers, directors and/or stockholders, or affecting any of its properties or assets, and there is no basis therefor known to the Company. There is no judgment, decree, or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is no action, suit, proceeding, or investigation by the Company currently pending or which the Company presently intends to initiate.

     3.9  Title  to  Properties; Liens and Encumbrances.  Except as set forth on
          ---------------------------------------------
Schedule  3.9 of the Schedule of Exceptions, the Company has good and marketable
-------------
title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance, or charge, other than (a) the lien of current taxes not yet due and payable, and
(b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company.

     3.10  Patents  and  Other  Proprietary  Rights.
           ----------------------------------------

          3.10.1 (i) To the knowledge of the Company, the Company has sufficient title and ownership of all Intellectual Property necessary for its business as now conducted, and believes it can obtain, on commercially reasonable terms, any additional rights necessary for its business as contemplated at the Closing, and (ii) the Company's Intellectual Property does not, and would not, conflict with or constitute an infringement of the rights of others;

          3.10.2 The Company has not received any communications alleging that the Company or its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe any Intellectual Property rights of any other person or entity;

          3.10.3 To the knowledge of the Company, no employee is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as contemplated at the Closing; and

          3.10.4 Neither the execution nor delivery of any Transactional Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as contemplated at the Closing, will, to the Company's knowledge, conflict with the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is, or will be, necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

     3.11 Compliance  With  Other  Agreements.  Except  as set forth on Schedule
          -----------------------------------                           --------
3.11  of the Schedule of Exceptions, the Company is not in violation of any term
----
or provision of its Articles or Bylaws, each as in effect as of the Closing, or any term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment or, to the Company's knowledge, any decree, order, statute, rule or regulation applicable to the Company, in each case, or in the aggregate, the violation of which would constitute a Material Adverse Event. The execution, delivery and performance of the Transactional Agreements by the Company will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice, in each case, or in the aggregate, the violation, conflict or default would constitute a Material Adverse Event:

          3.11.1    any  provision  of  the  Company's  Articles  or  Bylaws;

          3.11.2 any provision of any judgment, decree or order to which the Company is a party or by which it is bound;

          3.11.3 any material contract, obligation or commitment to which the Company is a party or by which it is bound; or

          3.11.4 any statute, rule or governmental regulation applicable to the Company.

     3.12 Employee  Relations and Compensation Plans.  The  Company believes its
          ------------------------------------------
relations with its employees are satisfactory. The Company's employees are not represented by any labor unions nor, to the Company's knowledge, is any union organization campaign in progress. The Company is not aware that any of its officers or employees intends to terminate employment nor does the Company have any present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. Except as set forth on Schedule 3.12 of the Schedule of
                                               --------------
Exceptions, the Company is not party to or bound by any currently effective employment contracts, severance agreements, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements, or other employee compensation agreements, arrangements or understandings.

     3.13 Employee  Confidential  Information  and  Inventions  Agreement.  Each
          ---------------------------------------------------------------
officer, employee, and consultant of the Company has executed and delivered to the Company an employee confidential information and inventions agreement, the form of which has been delivered to Investors. The Company, after reasonable investigation, is not aware that any of its employees, officers, or consultants is in violation thereof.

     3.14 Governmental and Third Party Consents.  Subject to the accuracy of the
          -------------------------------------
Investor' representations in Section 4 of this Agreement, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, local, or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the timely filing of such filings as are required by the securities laws of those jurisdiction of which the Investor is resident.

     3.15 Brokers  and  Finders.  The  Company  has  not retained any investment
          ---------------------
banker, broker, or finder in connection with the transactions contemplated by this Agreement.

     3.16 No  Adverse  Changes.  Since  March  31,  2004,  there  has  not been:
          --------------------

          3.16.1 any adverse change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not resulted, individually or in the aggregate, in a Material Adverse Event;

          3.16.2 any waiver by the Company of a valuable right or of a debt owed to it;

          3.16.3 any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that did not result in a Material Adverse Event;

          3.16.4 any termination, change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

          3.16.5 any change in any compensation arrangement or agreement with any employee;

          3.16.6    any  sale,  assignment  or  transfer  of  any  Intellectual
Property or other intangible assets, or disclosure of any proprietary confidential information to any person;

          3.16.7 any resignation or termination of employment (or notice of intent thereof) of any key officer of the Company;

          3.16.8 any declaration, payment, setting aside or other distribution of cash or other property to its stockholders with respect to its capital stock or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock or other equity securities);

          3.16.9 made any capital expenditures or commitments therefor that aggregate in excess of $100,000;

          3.16.10 made any loans or advances to, guarantees for the benefit of, or any investments in, any person (including but not limited to any of the Company's employees, officers or directors, or any members of their immediate families), corporation, partnership, joint venture or other entity;

          3.16.11 the knowledge of the Company, any other event or condition of any character that might result in a Material Adverse Event; or

          3.16.12 any agreement or commitment by the Company to do any of the things described in this Section 3.16.

     3.17 Taxes.  Except  as  set  forth  on  Schedule  3.17  of the Schedule of
          -----                               --------------
Exceptions, the Company has timely filed all tax returns (federal, state and local) required to be filed by it, and all Taxes, assessments and other government charges imposed upon the Company, or upon any of the assets, income or franchises of the Company, have been timely paid or, if not yet payable, are adequately accrued on the Company's books and records. Except as set forth on
Schedule 3.17 of the Schedule of Exceptions, there are no actual or proposed Tax
-------------
deficiencies, assessments or adjustments with respect to the Company or any assets or operations of the Company. No consent has been given with respect to the Company to extend the time in which any Tax may be assessed or collected by any taxing authority. There are no ongoing or pending Tax audits by any taxing authority against the Company.

     3.18 Insurance.  The  Company  has in full force and effect fire, casualty,
          ---------
business interruption and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its properties that might be damaged or destroyed or to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as the Company's management considers reasonable. The Company is not in default with respect to its obligations under any insurance policy maintained by it, and the Company is not aware of any event which could give rise to a default under any such policy. The Company has not been denied insurance coverage.

     3.19 Disclosure.  The  Company has fully provided the Investor with all the
          ----------
information that the Investor have requested for deciding whether to purchase the Notes and all information that the Company believes is reasonably necessary to enable such Investor to make such decision.

     3.20 Environmental  and  Safety Laws.  To the knowledge of the Company, the
          -------------------------------
Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

     The Investor represents and warrants to the Company as follows:

     4.1  Authorization.  When  executed  and  delivered  by  the  Investor, and
          -------------
assuming execution and delivery by the Company, the Transactional Agreements will each constitute a valid obligation of the Investor, enforceable in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights and laws concerning equitable remedies.

     4.2  Brokers  and  Finders.  The  Investor  has not retained any investment
          ---------------------
banker, broker, or finder in connection with the transactions contemplated by this Agreement.

     4.3  Investment.  This Agreement is made with the Investor in reliance upon
          ----------
the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Notes (including capital stock issuable upon conversion thereunder) to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Notes (including capital stock issuable upon conversion thereunder). By executing this Agreement, the Investor further represents that it has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Notes (including capital stock issuable upon conversion thereunder).

     4.4  No  Public Market.  The Investor understands that no public market now
          -----------------
exists for the Series C Preferred Stock and that the Company has given no assurances that a public market will ever exist for the Series C Preferred Stock. The investor understands that the Company's Common Stock is currently quoted by the Nasdaq OTC Bulletin Board and that although the Company will use its best efforts to obtain listing on the Nasdaq SmallCap Market and Toronto Street Exchange, no assurance can be given that the Company's securities will be approved for listing on such exchanges.

     4.5  Experience.  The  Investor represents that:  (a) it has such knowledge
          ----------
and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Notes; (b) it believes it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to obtain the Notes; (c) it has had the opportunity to discuss the Company's business, management, and financial affairs with the Company's management; (d) it understands the economic implications of the transactions contemplated by this Agreement and confronting the Company; (e) it has had the full opportunity to seek advice of counsel and any other appropriate advice with respect to the transactions contemplated by this Agreement; (f) it has the ability to bear the economic risks of its prospective investment; and (g) it is able, without materially impairing its financial condition, to hold the Notes for an indefinite period of time and to suffer a complete loss on its investment.

     4.6  Accredited  Investor.  The Investor presently qualifies and will as of
          --------------------
the Closing qualify as an "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

     4.7  Investment  by  Non-U.S.  Person.  The  Investor hereby represents and
          --------------------------------
warrants  to  the  Company  as  follows:

          4.7.1 This Agreement is made by the Company with such Investor who is a Non-U.S. person in reliance upon such Investor's representations, warranties and covenants made in this Section 4.7.
                                            ------------

          4.7.2     Investor  has  been  advised  and  acknowledges  that:

                    (a) the Notes and shares of Series C Preferred Stock and Common Stock issuable upon conversion thereof have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

                    (b) in issuing and selling the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof to the Investor pursuant hereto, the Company is relying upon the "safe harbor" provided by Regulation S and/or on Section 4(2) under the Securities Act;

                    (c) it is a condition to the availability of the Regulation S "safe harbor" that the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the date of the Closing Date; and

                    (d) notwithstanding the foregoing, prior to the expiration of one year after Closing Date (the "Restricted Period"), the Notes, and Series
                                      -----------------
C  Preferred Stock and Common Stock issuable upon conversion thereof, subject to
Section 4.8 below, may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (a) if the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (b) the offer and sale is outside the United States and to other than a U.S. person.

          4.7.3 As used herein, the term "United States" means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term "U.S. person" (as defined in Regulation S) means:

                    (a)  a  natural  person  resident  in  the  United  States;

                    (b) any partnership or corporation organized or incorporated under the laws of the United States;

                    (c) any estate of which any executor or administrator is a U.S. person;

                    (d)  any  trust  of  which  any  trustee  is  a U.S. person;

                    (e) any agency or branch of a foreign entity located in the United States;

                    (f) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                    (g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

                    (h) a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

     As used herein, the term "Non-U.S. person" means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

          4.7.4 Investor agrees that with respect to the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof, subject to
Section  4.8  below  and  until  the  expiration  of  the  Restricted  Period:

                    (a) Investor, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof, or any beneficial interest therein in the United States or to or for the account of a U.S. person during the Restricted Period;

                    (b) notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof, may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (a) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation
S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (b) the offer and sale is outside the United States and to other than a U.S. person; and

                    (c) Investor shall not engage in hedging transactions with regard to the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof, except for transferees pursuant to an effective registration statement. Subject to Section 4.8 below, Investor agrees that after the Restricted Period, the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

          4.7.5 Investor has not engaged, nor is it aware that any party has engaged, and Investor will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof.

          4.7.6 Investor: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not an Investor and is not acquiring the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof for the account or benefit of any U.S. person; and (iii) at the time of the Closing, the Investor or persons acting on Investor's behalf in connection therewith will be located outside the United States.

          4.7.7 At the time of offering to the Investor and communication of Investor's order to purchase the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof and at the time of the Investor's execution of this Agreement, the Investor or persons acting on Investor's behalf in connection therewith were located outside the United States.

          4.7.8 Investor is not a "distributor" (as defined in Regulation S) or a "dealer" (as defined in the Securities Act).

          4.7.9 Investor acknowledges that that the Company shall refuse to instruct its transfer agent to register any transfer of any Note, and Series C Preferred Stock and Common Stock issuable upon conversion thereof not made in accordance with (i) Section 4.8 below and (ii) the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

          4.7.10 Investor is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof or any use of the Agreements, including (i) the legal requirements within its jurisdiction for the purchase of such Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof. The Investor's payment for, and the Investor's continued beneficial ownership of, the Notes, and Series C Preferred Stock and Common Stock issuable upon conversion thereof will not violate any applicable laws of such Investor's jurisdiction.

          4.7.11 Investor has satisfied in full all applicable securities laws of Canada and the United States in connection with the issuance by Investor of securities the proceeds from the sale and issuance of which are or will be used in whole or in part to purchase the Notes or make loans pursuant to the Loan Agreement, and has or will provide to the Company such information and documents as the Company shall reasonably request concerning such transactions, including an opinion of counsel regarding the legality of such transactions.

          4.7.12 The Investor understands and agrees that each certificate held by the Investor representing a Note, and Series C Preferred Stock and Common Stock issuable upon conversion thereof, or any other securities issued in respect of a Note, and Series C Preferred

Stock and Common Stock issuable upon conversion thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by the other Agreements or under applicable state securities laws):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT
                                                   --------------
          BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE
          SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION."

     4.8  Ownership  Change  Under  Section  382  of  the Internal Revenue Code;
          ----------------------------------------------------------------------
Special  Restrictions  Upon  Transfer.
-------------------------------------

          4.8.1     Special  Restrictions  Upon  Transfer.  The  following
                    -------------------------------------
restrictions shall apply to the transfer of shares of Common Stock, issuable directly or indirectly upon the conversion of any Note.

          4.8.2     Definitions.  For purposes of this Section 4.8 the following
                    -----------
terms  shall  have  the  following  meanings:

                    "BOARD"  means  the  Company's  Board  of  Directors.

                    "COMMON STOCK" shall mean the Common Stock of the Company, par value $0.01 per share.

                    "SECTION 382" means Section 382 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                    "SPECIAL BOARD APPROVAL" shall mean the approval by the Board of Directors of the Company acting in accordance with applicable law.

          4.8.3     Purported  Transfers  Not  Effective.  Unless  such transfer
                    ------------------------------------
shall have been preceded by Special Board Approval, any purported transfer of Common Stock into which any Note is directly or indirectly convertible in excess of the number of shares that can be transferred without increasing the transferee's ownership interest percentage above 4.5% is not effective to transfer ownership of such excess shares (the "Prohibited Shares") from the
                                                    -----------------
transferor  (the "Initial Transferor") to the purported acquiror (the "Purported
                  ------------------                                   ---------
Acquiror").  For this purpose a transferee's ownership interest percentage shall
--------
be calculated pursuant to Section 382. By way of explanation, a transferees ownership interest is generally the sum of the transferee's direct ownership interest percentage as calculated pursuant to Section 382 and the transferee's indirect ownership interest as calculated pursuant to Section 382, with adjustments made to include ownership interests that, under ordinary circumstances, are not included in measuring ownership interests. In the event a Initial Transferor seeks a Special Board Approval, to the extent that the transaction reflected in the proposed request for a Special Board Approval does not result in an

"ownership shift" in excess of 40% and does not result in an "ownership change" as those terms are used in Section 382, the approval of the Board will not be unreasonably withheld. Moreover, to the extent that the proceeds of any "ownership shift" of up to 40% results directly or indirectly in the receipt of cash by the Company, the transaction will be presumed to be in the interest of the Company unless it results in an "ownership change".

          4.8.4     Transfer  to  Agent  of  Prohibited  Shares;  Sale by Agent;
                    ------------------------------------------------------------
Payment of Proceeds.  On demand by the Company (which demand must be made within
-------------------
30 days of the time Company learns of the transfer of Prohibited Shares), a Purported Acquiror must transfer any certificate or other evidence of ownership of the Prohibited Shares within the Purported Acquiror's possession or control, together with any dividends or other distributions that were received by the Purported Acquiror from Company with respect to the Prohibited Shares ("Prohibited Distributions"), to an agent designated by Company (the "Agent").
  -------------------------                                             -----
The Agent will sell the Prohibited Shares in an arms-length transaction (over a public exchange, if reasonable possible), and the Purported Acquiror will receive an amount of sales proceeds not in excess of the price paid or consideration surrendered by the Purported Acquiror for the Prohibited Shares (or the fair market value of the Prohibited Shares at the time of an attempted transfer to the Purported Acquiror by gift, inheritance, or a similar transfer). If the Purported Acquiror has resold the Prohibited Shares prior to receiving the Company's demand to surrender the Prohibited Shares to the Agent, the Purported Acquiror shall be deemed to have sold the Prohibited Shares as agent for the Initial Transferor and shall be required to transfer to the Agent any Prohibited Distributions and the proceeds of such sale, except to the extent that the Agent grants written permission to the Purported Acquiror to retain a portion of such sales proceeds not exceeding the amount that the Purported Acquiror would have received from the Agent if the Agent rather than the Purported Acquiror had resold the Prohibited Shares. If the Initial Transferor can be identified, the Agent will pay to the Initial Transferor any sales proceeds in excess of those due to the Purported Acquiror, together with any amounts received by the Agent from the Purported Acquiror that are attributable to Prohibited Distributions. If the Initial Transferor cannot be identified within 90 days, the Agent may pay any amounts due to the Initial Transferor into a court or governmental agency, if applicable law permits, and otherwise must transfer such amounts to a charity designated by Company. In no event shall amounts due to the Initial Transferor pursuant to Article inure to the benefit of Company or the Agent, but such amounts may be used to cover expenses incurred by Agent in attempting to identify the initial Transferor. If the Purported Acquiror fails to surrender the Prohibited Shares within the next 30 business days from demand by Company, then the Company will institute legal proceedings to compel the surrender.

          4.8.5     Legend.  The  Investor  understands  and  agrees  that  each
                    ------
certificate held by the Investor representing a Note, and Series C Preferred Stock and Common Stock issuable upon conversion thereof, or any other securities issued in respect of a Note, and Series C Preferred Stock and Common Stock issuable upon conversion thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend ((in addition to any legend required by this Agreement, the other Agreements or under applicable state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO RESTRICTIONS ON

          TRANSFER AND RIGHTS OF SALE AS PROVIDED IN A NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, OR ITS SUCCESSOR, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

     SECTION 5 CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING.

     The obligations of the Investor under Section 1 of this Agreement are subject to the fulfillment at or before each of the Closings of the following conditions, any of which may be waived in writing by such Investor:

     5.1  Representations and Warranties.  The representations and warranties of
          ------------------------------
the Company contained in Section 3 shall be true in all respects on and as of the Closing with the same effect as if made on and as of the Closing.

     5.2  Performance.  The  Company  shall  have  performed or fulfilled in all
          -----------
material respects all agreements, obligations, and conditions contained herein required to be performed or fulfilled by the Company before the Closing.

     5.3  Qualifications.  All authorizations, approvals, or permits, if any, of
          --------------
any governmental authority or regulatory body of the United States or any state that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall be duly obtained effective as of the Closing.

     5.4  Compliance  Certificate.  The  Company  shall  have  delivered  to the
          -----------------------
Investor a certificate dated as of the Closing, signed by the Company's Secretary, certifying as to (a) the Company's Articles, (b) the Company's Bylaws, (c) the resolutions adopted by, and other consents and approvals of, the Company's Board of Directors and stockholders in connection with the Transactional Agreements and the transactions contemplated hereby and thereby, and (d) the names of the officers of the Company authorized to sign the Transactional Agreements and the other documents or certificates to be delivered pursuant to this Agreement by the Company, or any of its officers, together with the true signatures of such officers. The Company shall have delivered to the Investor a certificate dated as of the Closing, signed by the Company's President, certifying that the conditions set forth in Sections 5.1, 5.2 and 5.3 have been satisfied.

     5.5  Articles.  The  Company  shall  have  filed the Series C Statement and
          --------
Series D Statement with the Secretary of State of the State of Texas, which shall be in full force and effect on the Closing, and delivered to the Investor a certified copy of the Series C Statement and Series D Statement.

     5.6  Equity  Compensation Plans. As of the First Closing, the Company shall
          --------------------------
have reserved and authorized for issuance under the Plans an amount of shares of its Common Stock equal to 10% of the fully diluted, as converted shares of capital stock of the Company (assuming the conversion of all option shares reserved for issuance under the Plans and conversion of all preferred stock issuable under the Notes and notes issuable under the Loan Agreement).

     5.7  Note.  The  Company  shall have executed and delivered to Investor the
          ----
original  Note.

     5.8  Security  Agreement.  The Company shall have executed and delivered to
          -------------------
Investor  the  Security  Agreement.

     5.9  Registration  Rights  Agreement.  The  Company shall have executed and
          -------------------------------
delivered  to  Investor  the  Registration  Rights  Agreement.

     5.10 Loan  Agreement.  The  Company  shall  have  executed and delivered to
          ---------------
Investor  the  Loan  Agreement.

     5.11 Equipment  Purchase  Agreement.  The  Company  shall have executed and
          ------------------------------
delivered  to  Investor  the  Equipment  Purchase  Agreement.

     5.12 Voting  Agreement.  The  Company  shall have executed and delivered to
          -----------------
Investor  the  Voting  Agreement.

     SECTION 6 CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

     The obligations of the Company under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of the following conditions, any of which may be waived in writing by the Company:

     6.1  Representations and Warranties.  The representations and warranties of
          ------------------------------
the Investor contained in Section 4 shall be true in all respects on and as of the Closing with the same effect as though said representations and warranties had been made on and as of the Closing.

     6.2  Blue  Sky  Compliance.  The  Company  shall  have  complied  with  the
          ---------------------
securities laws of the State of Texas and any other applicable states as necessary to offer and sell the Notes to the Investor.

     6.3  Articles.  The  Series  C  Statement and Series D Statement shall have
          --------
been filed with the Secretary of State of the State of Texas and shall be in full force and effect on the Closing.

     6.4  Legal  Matters.  All  material matters of a legal nature which pertain
          --------------
to the Transactional Agreements and the transactions contemplated hereby and thereby shall have been reasonably approved by counsel to the Company.

     6.5  Registration  Rights  Agreement.  Investor  shall  have  executed  and
          -------------------------------
delivered  to  the  Company  the  Registration  Rights  Agreement.

     6.6  Security Agreement.  Investor shall have executed and delivered to the
          ------------------
Company  the  Security  Agreement.

     6.7  Loan  Agreement.  Investor shall executed and delivered to the Company
          ---------------
the  Loan  Agreement.

     6.8  Equipment  Purchase  Agreement.  Investor  shall  have  executed  and
          ------------------------------
delivered  to  the  Company  the  Equipment  Purchase  Agreement.

     6.9  Voting  Agreement.  Investor  shall have executed and delivered to the
          -----------------
Company  the  Voting  Agreement.

     SECTION 7 POST-CLOSING COVENANTS OF THE COMPANY.

     7.1  Stockholder  Approval.  The  Company  shall  use reasonable efforts to
          ---------------------
obtain all required stockholder approval of the transactions contemplated by the Transactional Agreements, including amending the Articles to increase the number of shares of authorized Common Stock to account for conversion of the Series C Preferred Stock and Series D Preferred Stock.

     7.2  Securities  Laws  Compliance.  Within  15  days  after the Closing the
          ----------------------------
Company shall make any filings necessary under the securities or blue sky laws of any applicable jurisdiction.

     7.3  Private  Offering.  The  Company  agrees  that neither the Company nor
          -----------------
anyone acting on its behalf will offer any of the Notes or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone or take any other action so as to make the issuance and sale of the Notes subject to the registration requirements of Section 5 of the Securities Act.

     7.4  Properties,  Business,  Insurance.  The  Company  shall  maintain, and
          ---------------------------------
cause each of its subsidiaries to maintain, as to their respective properties and business, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, of similar size, scope and financial condition, which insurance shall be deemed by the Company to be sufficient.

     7.5  Restrictive Agreements Prohibited.  Neither the Company nor any of its
          ---------------------------------
subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of the Transactional Agreements or the Articles.

     7.6  Use  of Proceeds. The Company agrees to use the proceeds from the sale
          ----------------
of the Notes for (i) payment of expenses related to the transactions contemplated by the Transactional Agreements, (ii) payment of outstanding accounts payable, and (iii) current operating expenses.

     7.7  Material  Changes  and  Litigation.  The Company shall promptly notify
          ----------------------------------
the Investor of any Material Adverse Event and of any litigation or governmental proceeding or investigation brought or, to the Company's knowledge, threatened in writing against the Company, officer, director, key employee or principal stockholder of the Company which, if adversely determined, would result in a Material Adverse Event.

     7.8  Punctual Payment.  The Company shall pay the principal of, premium, if
          ----------------
any, and interest on the Notes at the times and place and in the manner provided in the Notes and herein.

     7.9  Preservation  of  Corporate Existence.  The Company shall preserve and
          -------------------------------------
maintain its corporate existence and all rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except where the failure to qualify would not constitute a Material Adverse Event. The Company shall preserve and maintain all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it, and material to the conduct of its business.

     7.10 Compliance  with  Laws.  The  Company  shall  comply,  and  cause each
          ----------------------
Subsidiary to comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or other.

     7.11 Keeping  of  Records  and  Books  of Account.  The  Company shall keep
          --------------------------------------------
adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all material financial transactions of the Company and in which, for each fiscal year, are proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     7.12 Compliance  with  ERISA.  The  Company  shall  comply with all minimum
          -----------------------
funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the Code, and comply in all material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. The Company will not permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company.

     7.13 Foreign  Corrupt  Practices  Act.  The  Company shall comply and cause
          --------------------------------
each officer, director, partner, employee and agent of the Company, each Subsidiary to comply, at all times with the prohibitions on certain acts and practices set forth in the Foreign Corrupt Practices Act of 1977, and any rules or regulations promulgated thereunder.

     7.14 Issuance  of Warrants to Investor.  The  Company shall issue after the
          ---------------------------------
First Closing Date to Investor a number of warrants exercisable for Common Stock equal to the number of outstanding warrants surrendered to the Company within 3 months of the date hereof by holders of warrants of the Company outstanding as of the date hereof. The warrants issued to Investor shall be exercisable for $0.02 per share and shall expire five years from the date hereof.

     7.15 Repricing  of  Options.  The  Company  shall  exchange all outstanding
          ----------------------
options  held  by  the  employees  listed on Exhibit F, attached hereto, for new
                                             ---------
options exercisable for Common Stock at a price per share of $0.02. The new options shall be subject to four year vesting in equal monthly installments.

     7.16 Exchange Relisting.  The  Company shall use its best efforts to obtain
          ------------------
listing of its Common Stock on the Nasdaq SmallCap Market and the Toronto Stock Exchange.

     7.17 Board  of Directors.  Within  10 days following the First Closing, the
          -------------------
Board  of  Directors  shall  be  composed  of  the  persons  listed on Exhibit E
                                                                       ---------

     7.18 Bylaw  Amendment.  Within  10  days  following  the First Closing, the
          ----------------
Company shall adopt an amendment to its Bylaws which restricts the transfer of the Common Stock issuable upon conversion of the Notes, in accordance with
Section  4.8  hereof.

     7.19 Negative  Covenants.  Without  limiting  any  other  covenants  and
          -------------------
provisions hereof, the Company covenants and agrees that, as long as any of the Notes remain outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not, without the prior written consent of the holder or holders of at least one-half in principal amount of all Notes then outstanding:

          7.19.1    Distributions.  Except  as  required  by  the  Notes and the
                    -------------
Articles, declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any Subsidiary to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"), except that the Subsidiaries
                                   -------------
may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Company; and, except that nothing herein
                                                 ---  ------
contained shall prevent the Company from effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock pro rata to the holders of shares of such class of capital stock.

          7.19.2    Extraordinary  Corporate  Transactions.  Take  any corporate
                    --------------------------------------
action, enter into any agreement to take such action, or obligate itself to take any such action, if such action would: (i) provide for the voluntary liquidation, dissolution or winding up of the Company; (ii) enter into any transaction that expressly prohibits or limits the Company's right to perform its obligations under this Agreement or the Notes; or (iii) transfer, sell or license any material amount of its assets other than in the ordinary course of business or other than obsolete equipment or unsaleable inventory.

          7.19.3    Dealings with Affiliates.  Except for transactions involving
                    ------------------------
the Company and Investor, enter or permit any Subsidiary to enter into any transaction with any holder of five percent (5%) or more of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which anyone or more of such stockholders or members of their immediate families, directly or indirectly holds five percent (5%) or more of any class of capital stock or other ownership interest, except in the ordinary course of business and on terms not less favorable to the Company or any Subsidiary than it would obtain in a transaction between unrelated parties.

          7.19.4    Change  in  Nature of Business.  Make any material change in
                    ------------------------------
the nature of the Company's business as carried on at the date hereof, without the prior approval of its Board of Directors.

     SECTION 8  MISCELLANEOUS.

     8.1  Governing  Law.  This Agreement shall be governed by, and construed in
          --------------
accordance with, the laws of the State of Texas, excluding those laws that direct the application of the laws of another jurisdiction.

     8.2  Counterparts.  This  Agreement  may  be  executed  in  two  or  more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.3  Headings.  The  headings  of  the  sections  of this Agreement are for
          --------
convenience and shall not by themselves determine the interpretation of this Agreement.

     8.4  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on the Signature page of this Agreement, or at such other address as the Company or such Investor may designate by 10 days' advance written notice to the other parties hereto.

     8.5  Survival  of  Warranties.  The  warranties  and representations of the
          ------------------------
parties contained in or made pursuant to this Agreement shall survive for two years after the execution and delivery of this Agreement and the First Closing; provided, however, that such representations and warranties need only be accurate as of the date of such execution and delivery and as of the Closing.

     8.6  Amendments,  Waivers  and Consent.  Any provision in this Agreement or
          ---------------------------------
the Notes to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from the holder or holders of at least two-thirds (2/3) in principal amount of all Notes then outstanding; provided that no such consent
                                                   --------
shall be effective (a) to reduce or to postpone the date fixed for the payment of the principal (including any required redemption) or interest payable on any Note, without the consent of the holder thereof; or (b) to reduce the percentage of the Notes the consent of the holders of which is required under this section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this subsection shall promptly be delivered by the Company to any holders who did not execute the same. No failure or delay on the part of the Investor, or any other holder of the Notes in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     8.7  Finders'  Fees.  The Company and the Investor will indemnify the other
          --------------
against all liabilities incurred by the indemnifying party with respect to claims related to investment banking or finders' fees in connection with the transactions contemplated by this Agreement, arising out of arrangements between the party asserting such claims and the indemnifying party, and all costs and expenses (including reasonable fees of counsel) of investigating and defending such claims.

     8.8  Expenses.  The  Company  and  the  Investor will bear their respective
          --------
legal and other fees and expenses with respect to this Agreement and the transactions contemplated hereby.

     8.9  Confidentiality.  Each party hereto agrees that, except with the prior
          ---------------
written permission of the Company, it shall at all times keep confidential and not divulge or furnish or make accessible to anyone any confidential information concerning or relating to the business or financial affairs of the Company to which such party has become privy by reason of this Agreement, discussions or negotiations relating to this Agreement or the exhibits to this Agreement, provided that an Investor may disclose confidential information if (i) the information is publicly known through publication or otherwise through no wrongful act of the Investor; (ii) the information is received from a third party who rightfully discloses it to the Investor without restriction on its subsequent disclosure; (iii) the information is disclosed pursuant to the lawful requirement of a governmental agency or by order of court of competent jurisdiction, provided that in such event, Investor will provide prior written notice of such proposed disclosure to the Company; or (iv) the information is reasonably required to be disclosed in order for the Investor or their transferee to market an interest in the capital stock of the Company, provided that in such instance the person to whom the information is provided shall be required to hold such information in confidence.

     8.10 Further  Assurances.  From  and after the date of this Agreement, upon
          -------------------
the request of the Investor, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Notes.

     8.11 Jury Waiver.  THE  COMPANY AND THE INVESTOR AGREE THAT NEITHER OF THEM
          -----------
NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT PRECLUDE ANY PARTY OR ITS SUCCESSORS FROM ASSERTING ANY COUNTERCLAIM WHICH WOULD OTHERWISE BE BARRED OR FORFEITED. EXCEPT AS STATED IN THE PRECEDING SENTENCE, THE PROVISIONS OF THIS SECTION SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE COMPANY NOR ANY OF THE INVESTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     8.12 Entire  Agreement;  Successors  and Assigns.  This  Agreement (and the
          -------------------------------------------
exhibits hereto) constitutes the entire contract between the Company and the Investor relative to the subject matter hereof. Any prior and contemporaneous agreement, discussion, understanding or correspondence between the Company and the Investor regarding the purchase of the Notes is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors, and assigns of the parties. All subsequent transferees or assigns of the Notes shall be deemed a party to this Agreement and bound by the obligations imposed upon Investor herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Note Purchase Agreement as of the date first above written.

COMPANY:                      POSITRON CORPORATION


                              By:  /s/ Gary H. Brooks
                                 -----------------------------------------------
                                   Gary H. Brooks, President

                              Address:  1304 Langham Creek Drive, #300,
                                        Houston, Texas 77084


INVESTOR:                     IMAGIN Diagnostic Centres, Inc.,


                              By:  /s/  Cynthia R. Jordan
                                 -----------------------------------------------
                                   Name: Cynthia R. Jordan
                                   Its: Chief Executive Officer

                              Address:  1835 Yonge St., Suite 500
                                        Toronto, Ontario, Canada M4S 1XB

                             SCHEDULES AND EXHIBITS
                             ----------------------

Schedule 1  Schedule of Exceptions

Exhibit A   Secured Convertible Promissory Notes

Exhibit B   Registration Rights Agreement

Exhibit C   Security Agreement

Exhibit D   Voting Agreement

Exhibit E   Board of Directors

Exhibit F   Repricing of Options

                                   SCHEDULE 1
                                   ----------


                             SCHEDULE OF EXCEPTIONS

                               BOARD OF DIRECTORS

                             SCHEDULE OF EXCEPTIONS


                                       TO


                             NOTE PURCHASE AGREEMENT

                                 BY AND BETWEEN

                              POSITRON CORPORATION

                                       AND

                         IMAGIN DIAGNOSTIC CENTRES, INC.


                            DATED AS OF MAY 21, 2004


CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANING AS IN THE AGREEMENT TO WHICH THESE SCHEDULES ARE ATTACHED AND INCORPORATED BY REFERENCE.

                                  SCHEDULE 3.5

Corporate Power.
---------------

As of the date of this Agreement, there are insufficient shares of Common Stock to allow for the exercise of all outstanding options and warrants, and conversion of all outstanding convertible securities, including the Company's Series C Preferred Stock and Series D Preferred Stock, to Common Stock. The Company will use its reasonable efforts to obtain stockholder approval to amend the Articles to increase the number of shares of authorized Common Stock to account for conversion of the Series C Preferred Stock and Series D Preferred Stock.

                                  SCHEDULE 3.6

Authorization.
-------------

As of the date of this Agreement, there are insufficient shares of Common Stock to allow for the exercise of all outstanding options and warrants, and conversion of all outstanding convertible securities, including the Company's Series C Preferred Stock and Series D Preferred Stock, to Common Stock. The Company will use its reasonable efforts to obtain stockholder approval to amend the Articles to increase the number of shares of authorized Common Stock to account for conversion of the Series C Preferred Stock and Series D Preferred Stock.

                                  SCHEDULE 3.7

Validity of Shares.
------------------

The Series C Preferred Stock issuable upon conversion of the Note and the Common Stock issuable upon conversion of the Series C Preferred Stock are subject to the contractual rights and restrictions set forth in the Articles, Series A Statement, Series C Statement and Series D Statement.

                                  SCHEDULE 3.8

Litigation.
----------

The Company received a warning letter ("Warning Letter") dated April 26, 2004 from the Department of Health and Human Services regarding various alleged deficiencies under the Current Good Manufacturing Practice requirements of the Quality System regulations for medical devices, a copy of which has been provided to Investor.

The Company is subject to the following legal proceedings:

PROFUTURES CAPITAL BRIDGE FUND, L.P.

On September 26, 2000, ProFutures Bridge Capital Fund, L.P. ("ProFutures") filed a complaint against the Company in Colorado state court for declaratory relief and breach of contract (the "Complaint"). The Complaint alleged that the Company breached four stock purchase warrants issued to ProFutures on the basis that the Company failed to notify ProFutures of dilutive events and failed to register the full number of shares ProFutures was allegedly entitled to purchase under the warrants when, on February 14, 2000, the Company registered 1,500,000 shares of stock underlying ProFutures' warrants instead of 4,867,571. The Complaint further alleged that the Company's issuance of shares of common stock to Imatron, Inc. on or about January 22, 1999, (the "Imatron Transaction") was a dilutive event pursuant to the anti-dilution provisions contained in the four stock purchase warrants. The Complaint sought declarations that the consideration received by the Company in the Imatron Transaction increased the number of shares issuable under the warrants, the Company breached the warrants by failing to notify ProFutures of the Imatron Transaction and its effect on ProFutures' warrants at the time of the Imatron Transaction and that the Company further breached the warrants by failing to register the number of shares ProFutures alleged were purchasable under its warrants. The Complaint sought an unspecified amount of monetary damages.

The Colorado State level case of ProFutures v. Positron, District Court, City and County of Denver, Colorado, Case No. 00CV7146, was tried before the Court in June 2002. The Court issued its Findings of Fact, Conclusions of Law and Judgment on November 13, 2002. The Court agreed with the Company's determination of the value of the consideration paid for the shares issued to Imatron and that there was no evidence of fraud by Company. The Court agreed with ProFutures that the Company breached the 1996 stock purchase warrant with ProFutures by failing to give ProFutures written notice stating the adjusted exercise price and the new number of shares deliverable as a result of the Imatron Transaction and by failing to register the shares to which ProFutures was entitled under the warrant as a result of the Imatron Transaction. Nevertheless, the Court also found that ProFutures' alleged damages were uncertain and speculative and that ProFutures was not entitled to recover actual damages. Therefore ProFutures was awarded $1 in nominal damages. ProFutures has appealed the trial Court's findings and The Company has cross-appealed. Those appeals are presently pending before the Court of Appeals, State of Colorado.

In the federal case of ProFutures v. Positron, et al., United States District Court for the District of Colorado, Case No. 02-N-0154, the Complaint alleged two causes of action against the Company: fraudulent transfer and injunctive relief. The allegations arose out of a June 2001 loan agreement between The Company and Imatron. The action was dismissed in 2002 without prejudice.

                             SCHEDULE 3.8 CONTINUED


10P10, L.P.

In December 2001, 10P10, L.P., the Company's previous landlord for its premises located at 16350 Park Ten Place, Suite 150, Houston, Texas, filed a complaint (Cause No. 2001-65534 in the 165th Judicial District Court of Harris County, Texas) against the Company alleging breach of lease agreement. The Company disputes the amount of lease commissions and construction costs charged by 10P10, L.P. in conjunction with the subleasing of the premises. Although 10P10, L.P. asserted a claim in excess of $150,000, a subsequent analysis of the transactions under the lease has resulted in the reduction of the lease obligation alleged by 10P10, L.P. to approximately $97,000. Although the Company disputes the amount of the claim, due to the pending lawsuit, approximately $97,000 is recorded as an accrued liability as of December 31, 2003. The case is set for trial on a two week docket beginning in September 2004.

Radiology Corporation of America, Inc.

A judgment in the amount of $75,000 has been entered against the Company in Texas state court in favor of Radiology Corporation of America, Inc., a vendor to the Company. In satisfaction of the judgment the Company and the creditor have agreed that the judgment may be satisfied by five monthly payments of $15,000 each commencing March 10, 2004.

                                  SCHEDULE 3.9

Title to Properties; Liens and Encumbrances.
-------------------------------------------

The following taxes are due and payable:

Sales Tax:
     New York                                        $94,881.78
     Florida                                          $7,875.00
     Alabama                                         $31,250.00
     Texas                                            $2,894.81

Property Tax:                                       $321,884.17

                                  SCHEDULE 3.11

Compliance With Other Agreements.
--------------------------------

See Schedule 3.8.

                                  SCHEDULE 3.12

Employee Relations and Compensation Plans.
-----------------------------------------

The Company has the following equity and incentive compensation plans which are more fully described in its filings with the Securities and Exchange Commission:

1999 Non-employee Directors' Stock Option Plan

1999 Employee Stock Option Plan

1999 Stock Bonus Incentive Plan

1999 Employee Stock Purchase Plan

401(K) Retirement Plan and Trust

Key Employee Incentive Compensation Plan


Employment Contracts/Severance Arrangements:

The Company has entered into an employment agreement with Gary H. Brooks. Pursuant to the agreement, Mr. Brooks was appointed initially as President of the Company with an initial employment term ending June 15, 2000, with a rolling six month basis thereafter. From January 22, 1999 until June 15, 1999, and then from June 15, 1999 through August 31, 1999, his base salary was $1,000 and $3,417 per month respectively, reflecting his less than full-time commitments to the office during these periods. Effective September 1, 1999 and with his full-time assignment with the Company, his salary increased to $185,000 on an annualized basis. In addition to participation in the Company's group benefit plans and a monthly automobile allowance, Mr. Brooks was given the opportunity to purchase for $20,000 a warrant to purchase 3,000,000 shares of the Company's common stock exercisable at $0.30 per share. The warrant, and the underlying common stock, are subject to the Company's repurchase right, which lapses 25% immediately and the remainder annual over the next three years. The base salary for Mr. Brooks was increased to $205,000 effective June 15, 2000 and was increased again to $217,000 effective January 1, 2002. The Board can terminate Mr. Brooks' employment without cause on thirty days' written notice and the payment of base salary for the remainder of the employment term or six months, whichever is greater.

                                  SCHEDULE 3.16


No Adverse Changes.
------------------

See Warning Letter on Schedule 3.8.

                                  SCHEDULE 3.17

Taxes.
-----

The following taxes are due and payable:

Sales Tax:
     New York                                        $94,881.78
     Florida                                          $7,875.00
     Alabama                                         $31,250.00
     Texas                                            $2,894.81

Property Tax:                                       $321,884.17

                                  SCHEDULE 3.20

Environmental and Safety Laws.
-----------------------------

See Warning Letter on Schedule 3.8.

                                    EXHIBIT A
                                    ---------


                      SECURED CONVERTIBLE PROMISSORY NOTES


                                    EXHIBIT A

                                    EXHIBIT B
                                    ---------


                          REGISTRATION RIGHTS AGREEMENT


                                    EXHIBIT B

                                    EXHIBIT C
                                    ---------


                               SECURITY AGREEMENT


                                    EXHIBIT C

                                    EXHIBIT D
                                    ---------


                                VOTING AGREEMENT


                                    EXHIBIT D

                                    EXHIBIT E
                                    ---------


                               BOARD OF DIRECTORS

The Board of Directors shall consist of:

Gary H. Brooks

Sachio Okamura

Mario Silva

Patrick Rooney

John E. McConnaughy, Jr.


                                    EXHIBIT E

                                    EXHIBIT F
                                    ---------

                              REPRICING OF OPTIONS

The option grants listed below shall be exchanged for new options in accordance with Section 7.15 of the Agreement:

                                           GRANTS       VESTED
                        GRANT    OPTION  OUTSTANDING      AT
                         DATE    PRICE   12/31/2003   12/31/2003
                       --------  ------  -----------  ----------

Hartz, R.              02/23/95   2.625       11,189      11,189
Hartz, R.              02/23/95   2.625        7,500       7,500
Hartz, R.              02/23/95   2.625       11,311      11,311
                                         -----------  ----------
                                              30,000      30,000

Liu, I.                09/22/95   3.750          628         628
Matoska, K.            09/22/95   3.750          188         188
                                                 816         816

1999 PLAN
Hartz, R.              06/15/99   0.280      300,000     300,000
Liu, I.                06/15/99   0.280       10,000      10,000
Matoska, K.            06/15/99   0.280       60,000      60,000
Miller, G.             10/11/99   0.630       40,000      40,000
                                             410,000     410,000

Burdette, W.           02/14/00   0.940       26,250      26,250
Tran, C.T.             01/10/00   0.560       10,000       9,375
Zeb, A.                01/18/00   0.630       10,000       9,375
                                              46,250      45,000

Director - S. Okamura  04/01/01   0.111       25,000      25,000
                                              25,000      25,000

Director - S. Okamura  01/02/02   0.077       25,000      25,000
Director - M. Silva    05/10/02   0.068       25,000      25,000
                                         -----------  ----------
                                              50,000      50,000

Director - S. Okamura  01/01/03   0.010       25,000      25,000
Director - M. Silva    01/01/03   0.010       25,000      25,000

Brooks, G.             04/30/03   0.050      500,000     250,000
Burdette, W.           04/30/03   0.050       20,834      20,834
Comegys, Paul          04/30/03   0.050      100,000      50,002
Hartz, R.              04/30/03   0.050      300,000     150,000
Liu, I.                04/30/03   0.050       10,000       5,002
Matoska, K.            04/30/03   0.050       25,000      12,502
Miller, G.             04/30/03   0.050       50,000      25,001
Ngo, C.                04/30/03   0.050        4,168       4,168
Prather, Shelly        04/30/03   0.050       20,000      10,001
Tran, C.T.             04/30/03   0.050       10,000       5,002
Zeb, A.                04/30/03   0.050       20,000      10,001
                                         -----------  ----------
                                           1,110,002     592,513

                                           1,672,068   1,153,329


                                    EXHIBIT F

    ________________________________________________________________________

    ________________________________________________________________________


                              POSITRON CORPORATION

                             NOTE PURCHASE AGREEMENT

    ________________________________________________________________________

    ________________________________________________________________________




                                  May 21, 2004